UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2013

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 27, 2013, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”) and the Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan (the “2013 Manager Plan”). The 2013 Stock Incentive Plan and the 2013 Manager Plan became effective as of the date of such stockholder approval.

The material features of the 2013 Stock Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 29, 2013 (the “Proxy Statement”) in the section entitled “Proposal 3 – Approval of Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan” that was supplemented by the Company’s proxy statement supplement filed on June 5, 2013 (the “Proxy Supplement”), which are incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2. Such description is qualified in its entirety by reference to the 2013 Stock Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The material features of the 2013 Manager Plan are described in the Company’s Proxy Statement in the section entitled “Proposal 4 – Approval of Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan” and the Proxy Supplement, which are incorporated herein by reference as Exhibit 99.3 and Exhibit 99.2. Such description is qualified in its entirety by reference to the 2013 Manager Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) (b)

On June 27, 2013, the Company held its 2013 Annual Meeting. A quorum was present at the meeting, as required by the Company’s Third Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstentions votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following eight individuals were elected to the Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Michael B. Nash	16,240,014	1,056,363	8,282,188
Stephen D. Plavin	16,145,764	1,150,613	8,282,188
Thomas E. Dobrowski	16,271,134	1,025,243	8,282,188
Martin L. Edelman	15,861,279	1,435,098	8,282,188
Henry N. Nassau	16,309,671	986,706	8,282,188
Joshua A. Polan	16,264,444	1,031,933	8,282,188
Lynne B. Sagalyn	16,701,420	594,957	8,282,188
John G. Schreiber	15,970,303	1,326,074	8,282,188

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

Votes For	Votes Against	Votes Abstained
25,089,466	215,175	273,924

Proposal 3 – Approval of the Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan

The Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained
16,545,411	656,715	94,251

Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan

The Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained
16,190,813	951,816	153,748

Proposal 5 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained
16,661,427	463,390	171,560

Proposal 6 – Non-binding Vote on the Frequency of Future Votes on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the holding of an advisory vote on executive compensation every year.

Every Year	Every 2 Years	Every 3 Years	Votes Abstained
11,453,482	85,927	5,243,308	513,660

(d)

In light of the voting results with respect to the frequency of holding a non-binding, advisory vote on executive compensation, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers on an annual basis until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
10.1	Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan
10.2	Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan
99.1	The section entitled “Proposal 3 – Approval of Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 29, 2013 is incorporated herein by reference
99.2	The Company’s definitive Proxy Statement Supplement on Schedule 14A filed by the Company on June 5, 2013 is incorporated herein by reference
99.3	The section entitled “Proposal 4 – Approval of Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 29, 2013 is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

By:	/s/ Randall S. Rothschild
Name: Randall S. Rothschild Title: Secretary and Managing Director, Legal and Compliance

Date: July 1, 2013